UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 15, 2013 (Date of earliest event reported)
PennantPark Floating Rate Capital Ltd. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00891 (Commission File Number)	27-3794690 (IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY (Address of principal executive offices)		10022 (Zip Code)
212-905-1000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Set forth below are certain preliminary estimates of our financial condition and results of operations for the three months ended June 30, 2013. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ended June 30, 2013. We advise you that our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended June 30, 2013 are finalized.

Net asset value as of June 30, 2013 is estimated to be between $13.95 and $14.00 per share.

We intend to announce final results of operations for the three months ended June 30, 2013 on August 8, 2013 after the close of the financial markets.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. Our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to these preliminary estimates. Accordingly, Our independent registered public accounting firm does not express an opinion or any other form of assurance with respect to these preliminary estimates.

Item 7.01. Regulation FD Disclosure

On July 15, 2013, PennantPark Floating Rate Capital Ltd. issued a press release announcing its plans for a public offering. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Item 7.01 and Regulation FD.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Floating Rate Capital Ltd. undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of PennantPark Floating Rate Capital Ltd. dated July 15, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2013	PENNANTPARK FLOATING RATE CAPITAL LTD. By: /s/ Aviv Efrat Aviv Efrat Chief Financial Officer & Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated July 15, 2013